UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Equity Index 500 Fund	December 31, 2020
PREIX	Investor Class
PRUIX	I Class
TRHZX	Z Class

T. ROWE PRICE EQUITY MARKET INDEX FUNDS

HIGHLIGHTS

■	Each of the three Equity Market Index Funds produced strong returns in 2020 and closely tracked its benchmark.

■

The information technology and consumer discretionary sectors were two of the best-performing U.S. stock market segments for the year. In contrast, stocks in the energy, financials, utilities, and real estate sectors underperformed.

■	Using full replication and sampling strategies, we kept the composition and other attributes of the index funds similar to those of their benchmarks.

■

While the new vaccines and improved treatment therapies are encouraging signs for 2021—and while there is the potential for additional fiscal stimulus efforts—the economic effects of the pandemic are likely to echo for some time, and there could be uneven recoveries in different segments of the economy and different parts of the U.S.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during 2020 as markets recovered from the steep sell-off that resulted from the spread of the coronavirus. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges as the year came to an end.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% as governments instituted lockdowns to try to halt the spread of the virus. Large-cap information technology and internet-related firms helped lead the rebound as they benefited from the work-from-home environment and an acceleration in demand for online services.

Within the S&P 500, the technology and consumer discretionary sectors were the top performers, and communication services and materials stocks also outperformed. Despite a late rally, the energy sector trailed with significant losses due to a plunge in oil prices.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing the coronavirus.

Growth stocks significantly outpaced their value counterparts for the full year; however, value shares rallied late in the period. Positive vaccine news in November raised hopes for a return to normalcy in 2021 and boosted sectors that had been beaten down in the initial phases of the pandemic.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

While investors had reason to cheer the market’s recovery, the global economic outlook remained unclear as the year came to an end. Most notable on the positive side was the start of vaccine distributions, which provided hope that the pandemic was in its final phase. In addition, Congress passed a $900 billion coronavirus relief package, supplementing the $2.4 trillion allocated to address the crisis earlier in the year, and the Fed continued to pledge very accommodative monetary policies for the foreseeable future. Meanwhile, political uncertainty diminished with Joe Biden’s victory in the U.S. presidential election and the completion of a Brexit trade deal between the UK and the European Union.

On the negative side, concerns about a resurgence in virus hospitalizations led to new lockdowns and business restrictions in many countries, which in turn appeared to threaten economic recoveries. In the U.S., after a strong recovery in the summer and fall, the pace of hiring slowed late in the year, and household spending declined in November for the first time since April.

It was a remarkable 12-month period in many ways, but as far as markets are concerned, I can recall no calendar year that so starkly displayed evidence of both fear and greed. Fear emerged during the March sell-off and again in April as oil futures briefly traded in negative territory. Greed surfaced later as some assets seemed to continue to rally without fundamental support. Bitcoin rocketed to a record high of $29,000 by year-end, and the amount of money raised by initial public offerings also climbed to historic levels. While valuations are still attractive in some areas of the market, other sectors appear to have already priced in a strong rebound in earnings and are trading at elevated levels.

There are both risks and potential rewards in this environment, and we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

EQUITY INDEX 500 FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

FUND COMMENTARY

How did the fund perform in the past 12 months?

Large-cap U.S. stocks fell sharply at the beginning of 2020 due to the spread of the coronavirus throughout the U.S. Stocks surged starting in late March, rebounding from deep first-quarter losses and lifting the S&P 500 Index to all-time highs in the second half of our fiscal year. The Equity Index 500 Fund returned 18.19% versus 18.40% for its benchmark, the S&P 500. Fund performance tends to slightly lag that of the index due to operating and management expenses. (Performance for the Z Class, which incepted in March, and the I Class shares will vary due to different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Most sectors in the S&P 500 produced positive returns for 2020. Within our portfolio, information technology shares contributed the most to absolute returns. Apple was the top absolute contributor in the portfolio. Product demand remained strong, and the company released its much anticipated 5G iPhone during the fourth quarter. Software companies also performed very well amid heightened demand from businesses seeking software solutions to help their employees work from home during the pandemic. Microsoft and Adobe were outstanding contributors. Semiconductor-related companies also displayed solid returns, especially NVIDIA and Qualcomm. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Consumer discretionary shares also contributed significantly to the portfolio’s performance, with Amazon.com the top absolute contributor by far. Amazon was a major beneficiary of lockdown restrictions and business closures put in place by local governments during the worst of the pandemic, as consumers turned to Amazon for online purchases. Specialty retailers Home Depot and Lowe’s also had a very strong 2020, as many homeowners worked on “do it yourself” home projects during the year. In contrast, companies that operate hotels, resorts, and cruises were poor performers due to diminished business and vacation travel.

Communication services stocks did well throughout the year. Interactive media and services companies Facebook and Alphabet (the parent company of Google) were significant contributors in the sector, while entertainment providers Netflix and Walt Disney benefited from increased demand for their content streaming services. Traditional telecommunication services providers AT&T and Verizon Communications underperformed.

Health care stocks were solid contributors in 2020. Equipment and supply companies fared best, especially Danaher and Abbott Laboratories. Life sciences company Thermo Fisher Scientific, which provides technologies and services to various parties in the health care sector and the scientific community, was another outstanding contributor. Biotechnology and pharmaceutical companies lagged, though they produced gains in aggregate for the full year.

Conversely, energy companies detracted the most in absolute terms, even though the sector is a very small portion of the index and the portfolio. Oil and gas companies posted significant losses, as a rapid deceleration of global economic activity and a global glut of oil helped push oil prices in the spring to lows not seen in many years before they rebounded later in the year. Oil majors ExxonMobil, Chevron, and ConocoPhillips were among the largest detractors in the entire portfolio. Energy equipment companies also lost value, especially Schlumberger.

Financial shares were widely mixed but detracted from portfolio returns in aggregate. Commercial banks were major laggards and weighed heavily on portfolio returns, hurt by the economic downturn and very low interest rates that diminish profitability from loans. Wells Fargo, JPMorgan Chase, and Bank of America were some of the most significant detractors in the banking industry. In contrast, several capital markets companies performed well, such as asset manager BlackRock, Morgan Stanley, and index provider MSCI.

Real estate-related stocks generally declined in what was a challenging year for owners of hotels, apartments, and various other properties due to business closures and reduced customer activity. Most of our holdings in the sector are real estate investment trusts; one of the portfolio’s largest detractors in absolute terms was Simon Property Group, which owns various dining, shopping, and entertainment properties. A few holdings held up well, however, including Weyerhaeuser, which benefited from a spike in demand for the company’s wood products for new home construction, and wireless tower operators SBA Communications and Crown Castle International.

Utilities stocks mostly declined for the year. They usually hold up relatively well in economic downturns. They are generally stable and highly regulated businesses and often have attractive dividends. However, when equity markets are rising sharply, as they did since late March, defensive stocks typically underperform. While most of our utilities stocks declined, American Water Works and NextEra Energy did relatively well for the year. The former is the largest publicly traded water and wastewater company in the U.S. and is an environmental leader by reducing water usage and greenhouse gas emissions. The latter owns two businesses, one of which is a leading generator of wind and solar power in North America.

TOTAL EQUITY MARKET INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to match the performance of the entire U.S. stock market.

FUND COMMENTARY

How did the fund perform in the past 12 months?

U.S. stocks fell sharply at the beginning of 2020 due to the spread of the coronavirus throughout the U.S. Stocks surged starting in late March, rebounding from deep first-quarter losses and lifting major stock indexes to all-time highs in the second half of our fiscal year. The Total Equity Market Index Fund returned 19.82% versus 20.79% for its benchmark, the S&P Total Market Index. Fund performance tends to slightly lag that of the index due to operating and management expenses. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Most sectors in the S&P Total Market Index produced positive returns for 2020. Within our portfolio, information technology (IT) shares contributed the most to absolute returns. Apple was the top absolute contributor in the portfolio, but software companies, especially Microsoft and Adobe, performed very well amid heightened demand from businesses seeking software solutions to help their employees work from home during the pandemic. IT services companies PayPal Holdings, Visa, and Mastercard also did well, as consumers increasingly used electronic means of making bill payments and purchases during the pandemic. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Consumer discretionary shares also contributed significantly to performance, though gains were concentrated in a fairly small number of holdings. Amazon.com, for example, was a major beneficiary of business closures that prompted consumers to use online shopping, while specialty retailers Home Depot and Lowe’s benefited from homeowners’ greater focus on home improvement projects during the pandemic. Shares of automobile maker Tesla surged amid greater interest in electric cars; toward the end of the year, it joined the large-cap S&P 500 Index as one of its largest components. Companies that operate hotels, resorts, and cruises were among the largest underperformers in the sector due to diminished business and vacation travel.

Communication services stocks also performed well; as with the consumer discretionary sector, gains were concentrated in a relatively small number of stocks. Alphabet (the parent company of Google) was a major contributor to performance, as were social media companies Facebook and Snap. The latter operates Snapchat, an image and video communication tool that is especially popular among younger users. The company has been benefiting from increased user growth and engagement in response to social distancing measures. While entertainment providers Netflix and Walt Disney benefited from increased demand for their content streaming services, a number of traditional media companies underperformed.

On the other hand, energy companies detracted the most in absolute terms amid weaker global demand and abundant supplies that weighed significantly on oil prices early in the year. Oil majors were among the largest detractors in the entire portfolio, especially ExxonMobil. Most energy equipment and services firms, such as exploration and production companies, also fared poorly.

In the financials sector, banks fared poorly, especially major money center banks, due to economic weakness and very low interest rates. Stocks of insurance companies were mostly lower, but Progressive and Aon bucked the negative trend. Among capital markets companies, trust banks such as State Street underperformed, but asset managers, such as BlackRock, and credit rating agencies, including S&P Global, were among the better performers.

Real estate-related stocks generally declined in what was a challenging year for owners of commercial properties due to business closures and reduced customer activity. Among real estate investment trusts, Simon Property Group, which owns various dining, shopping, and entertainment properties, did poorly, but Weyerhaeuser fared well as housing market strength led to increased demand for wood products. Florida-based real estate developer St. Joe also performed favorably for the year.

EXTENDED EQUITY MARKET INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization U.S. stocks.

FUND COMMENTARY

How did the fund perform in the past 12 months?

Small- and mid-cap U.S. stocks recovered from deep first-quarter losses and produced excellent returns in 2020. The Extended Equity Market Index Fund returned 30.82% versus 32.17% for its benchmark, the S&P Completion Index. Fund performance tends to slightly lag that of the index due to operating and management expenses. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

In the small- and mid-cap universe, consumer discretionary stocks contributed the most to fund performance in absolute terms. Automaker Tesla, which produced stellar returns in 2020 and was moved into the large-cap S&P 500 Index near the end of the year, accounted for the lion’s share of the sector’s gain. Other companies that contributed, but to a much lesser extent, include athletic apparel maker lululemon athletica, online home goods retailer Wayfair, and exercise equipment maker Peloton Interactive. These companies benefited from significant increases in demand for their products as consumers stayed home during the pandemic. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the information technology sector, a number of software companies were top contributors to performance, including DocuSign, which enables people to sign and store documents electronically; Workday, a global provider of cloud back-office software with a focus on human capital management and financial management; and Five9, a leading provider of cloud contact center software. Stocks of IT services and semiconductor-related companies also produced good returns. Communications equipment companies were laggards.

In the health care sector, biotechnology stocks were some of the most significant contributors to absolute performance, especially Moderna. Shares soared as the company rapidly created a coronavirus vaccine that had a high efficacy rate in drug trials and was granted emergency use authorization by the Food and Drug Administration in December. In the equipment and supply industry, performance was boosted by DexCom, which makes continuous glucose monitoring systems for the treatment of diabetes. The company was added to the large-cap S&P 500 in May, and we eliminated it from the fund. Pharmaceutical stocks lagged, though MyoKardia, which creates therapies for treating cardiovascular diseases and was acquired by Bristol-Myers Squibb, and Horizon Therapeutics, whose TEPEZZA drug for treating thyroid eye disease was approved by regulators at the beginning of 2020, were significant performance contributors.

On the other hand, real estate-related stocks were among the largest detractors from performance in what was a challenging year for many, though not all, owners of commercial properties. In the financials sector, many regional banks and smaller insurance companies struggled. However, several capital markets companies performed very well, especially private equity managers KKR and Blackstone. Energy and utilities stocks generally declined for the year.

How are the Equity Market Index Funds positioned?

The Equity Market Index Funds, which tend to closely track their benchmarks, offer broad exposure to different sectors of the U.S. stock market, and their sector allocations are consistent with those of their benchmarks. As such, changes in each portfolio’s sector diversification and other overall characteristics reflect changes in the composition of the indexes, rather than strategic shifts that are typical of an actively managed fund. Since the portfolios are designed to track their indexes, they do not have the flexibility to shift assets toward stocks or sectors that are rising or away from those that are declining. The funds’ expenses are generally low, which allows investors to retain more of their returns.

As a reminder, the Equity Market Index Funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap U.S. stocks, the entire U.S. stock market, or small- and mid-cap U.S. stocks. The portfolios could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing.

The Equity Index 500 Fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the S&P 500. The fund seeks to maintain holdings of each stock in proportion to its weight in the index. The Total Equity Market Index Fund and the Extended Equity Market Index Fund use a sampling strategy, which involves investing substantially all of their assets in a group of stocks representative of the sector allocations, financial characteristics, and other attributes of the S&P Total Market Index and S&P Completion Index, respectively. These two funds do not attempt to fully replicate their indexes by owning each of the stocks in them. All three index funds may occasionally invest in securities such as futures and exchange-traded funds so that they can accommodate cash flows and remain fully invested.

What is portfolio management’s outlook?

The year 2020 was a remarkably robust year for the stock market given the pandemic and related economic dislocations. After such an extraordinary year, we believe it is prudent for equity investors to keep their 2021 performance expectations in check. Although most global economies saw a relatively rapid economic rebound from the initial onset of the pandemic, the world still has not returned to normal. As 2020 approached its end, a major spike in coronavirus cases in the U.S. and Europe posed a renewed threat to the recovery. While the new vaccines and improved treatment therapies are encouraging signs for 2021—and while there is the potential for additional fiscal stimulus efforts—the economic effects of the pandemic are likely to echo for some time, and there could be uneven recoveries in different segments of the economy and different parts of the U.S.

Regardless of economic or financial market developments or changes in investor sentiment, we will not attempt to determine which stocks or sectors are likely to perform best. Our main task is to use full replication or sampling strategies so that the Equity Market Index Funds are structured like major U.S. equity indexes and closely track their performance.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE EQUITY MARKET INDEX FUNDS

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the funds invest may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes and may suffer sharper price declines as a result of earnings disappointments.

Funds that invest in small and medium-sized companies could be more volatile than funds that are exposed to only large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Because the funds are passively managed, holdings are generally not reallocated based on changes in market conditions or the outlook for a specific security, industry, or market sector. As a result, the funds’ performance may lag the performance of actively managed funds. Funds that use a sampling strategy (and thus do not attempt to fully replicate their benchmark indexes) have a greater potential for their performance to deviate from that of their benchmarks.

BENCHMARK INFORMATION

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Equity Index 500 Fund	Percent of Net Assets 12/31/20
Apple	6.7%
Microsoft	5.3
Amazon.com	4.4
Alphabet	3.3
Facebook	2.1
Tesla	1.7
Berkshire Hathaway	1.4
Johnson & Johnson	1.3
JPMorgan Chase	1.2
Visa	1.2
Procter & Gamble	1.1
UnitedHealth Group	1.0
Walt Disney	1.0
NVIDIA	1.0
Mastercard	1.0
Home Depot	0.9
PayPal Holdings	0.9
Verizon Communications	0.8
Adobe	0.8
Comcast	0.8
Netflix	0.8
Bank of America	0.7
Coca-Cola	0.7
Merck	0.7
AT&T	0.6
Total	**41.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Total Equity Market Index Fund	Percent of Net Assets 12/31/20
Apple	5.5%
Microsoft	4.3
Amazon.com	3.6
Alphabet	2.7
Facebook	1.7
Tesla	1.3
Berkshire Hathaway	1.1
Johnson & Johnson	1.0
Visa	1.0
JPMorgan Chase	1.0
Walt Disney	0.9
UnitedHealth Group	0.9
Procter & Gamble	0.9
NVIDIA	0.8
Mastercard	0.8
Home Depot	0.7
PayPal Holdings	0.7
Netflix	0.7
Comcast	0.6
Verizon Communications	0.6
Bank of America	0.6
Adobe	0.6
Coca-Cola	0.6
Pfizer	0.6
Salesforce.com	0.5
Total	**33.7%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Extended Equity Market Index Fund	Percent of Net Assets 12/31/20
Square	1.2%
Uber Technologies	1.0
Zoom Video Communications	1.0
Twilio	0.7
Snap	0.7
NXP Semiconductors	0.6
Blackstone	0.6
Workday	0.6
lululemon athletica	0.6
Liberty Broadband	0.6
Crowdstrike Holdings	0.6
DocuSign	0.6
Peloton Interactive	0.6
Match	0.6
Veeva Systems	0.5
Roku	0.5
CoStar Group	0.5
The Trade Desk	0.5
Pinterest	0.5
Moderna	0.5
Palo Alto Networks	0.5
Marvell Technology Group	0.5
RingCentral	0.4
Okta	0.4
Splunk	0.4
Total	**15.2%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Equity Index 500 Fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.7%		
COMMUNICATION SERVICES 10.7%		
Diversified Telecommunication Services 1.4%		
AT&T	7,522,463	216,346
CenturyLink	1,042,351	10,163
Verizon Communications	4,368,339	256,640
		483,149
Entertainment 2.3%		
Activision Blizzard	815,884	75,755
Electronic Arts	306,234	43,975
Live Nation Entertainment (1)	150,256	11,041
Netflix (1)	466,405	252,199
Take-Two Interactive Software (1)	121,294	25,204
Walt Disney (1)	1,911,194	346,270
		754,444
Interactive Media & Services 5.5%		
Alphabet, Class A (1)	317,195	555,929
Alphabet, Class C (1)	306,564	537,063
Facebook, Class A (1)	2,537,756	693,214
Twitter (1)	839,581	45,463
		1,831,669
Media 1.3%		
Charter Communications, Class A (1)	153,995	101,875
Comcast, Class A	4,819,948	252,565
Discovery, Class A (1)(2)	161,049	4,846
Discovery, Class C (1)	310,931	8,143
DISH Network, Class A (1)	257,975	8,343
Fox, Class A	352,361	10,261
Fox, Class B	161,765	4,672
Interpublic Group	411,740	9,684
News, Class A	415,533	7,467
News, Class B	125,769	2,235
Omnicom Group	226,977	14,157

ViacomCBS, Class B (2)	594,144	22,138
		446,386
Wireless Telecommunication Services 0.2%		
T-Mobile US (1)	616,238	83,099
		83,099
Total Communication Services		3,598,747
CONSUMER DISCRETIONARY 12.7%		
Auto Components 0.1%		
Aptiv	285,846	37,243
BorgWarner	258,957	10,006
		47,249
Automobiles 2.0%		
Ford Motor	4,137,914	36,372
General Motors	1,329,683	55,368
Tesla (1)	800,503	564,891
		656,631
Distributors 0.1%		
Genuine Parts	150,695	15,134
LKQ (1)	295,614	10,418
Pool	42,531	15,843
		41,395
Hotels, Restaurants & Leisure 1.7%		
Carnival	787,734	17,062
Chipotle Mexican Grill (1)	29,544	40,969
Darden Restaurants	137,493	16,378
Domino's Pizza	41,560	15,937
Hilton Worldwide Holdings	293,249	32,627
Las Vegas Sands	347,879	20,734
Marriott International, Class A	281,356	37,116
McDonald's	786,616	168,792
MGM Resorts International	432,822	13,638
Norwegian Cruise Line Holdings (1)	337,224	8,576
Royal Caribbean Cruises	192,613	14,386
Starbucks	1,238,986	132,547
Wynn Resorts	102,477	11,562

Yum! Brands	319,028	34,634
		564,958
Household Durables 0.4%		
D.R. Horton	347,704	23,964
Garmin	156,616	18,741
Leggett & Platt	135,800	6,016
Lennar, Class A	291,444	22,217
Mohawk Industries (1)	62,721	8,840
Newell Brands	403,489	8,566
NVR (1)	3,732	15,226
PulteGroup	283,000	12,203
Whirlpool	66,001	11,912
		127,685
Internet & Direct Marketing Retail 4.9%		
Amazon.com (1)	450,262	1,466,472
Booking Holdings (1)	43,263	96,358
eBay	693,296	34,838
Etsy (1)	131,429	23,383
Expedia Group	143,954	19,059
		1,640,110
Leisure Products 0.0%		
Hasbro	134,532	12,584
		12,584
Multiline Retail 0.5%		
Dollar General	258,586	54,381
Dollar Tree (1)	248,322	26,829
Target	528,647	93,322
		174,532
Specialty Retail 2.2%		
Advance Auto Parts	71,656	11,286
AutoZone (1)	24,444	28,977
Best Buy	243,071	24,256
CarMax (1)	173,216	16,362
Gap	221,361	4,469
Home Depot	1,136,506	301,879

L Brands	249,597	9,282
Lowe's	773,446	124,146
O'Reilly Automotive (1)	76,718	34,720
Ross Stores	375,831	46,156
Tiffany	114,115	15,000
TJX	1,267,427	86,553
Tractor Supply	122,283	17,191
Ulta Beauty (1)	59,485	17,082
		737,359
Textiles, Apparel & Luxury Goods 0.8%		
Hanesbrands (2)	367,705	5,361
NIKE, Class B	1,324,585	187,389
PVH	73,551	6,906
Ralph Lauren	51,548	5,348
Tapestry	296,346	9,211
Under Armour, Class A (1)(2)	200,248	3,438
Under Armour, Class C (1)(2)	204,592	3,044
VF	337,785	28,850
		249,547
Total Consumer Discretionary		4,252,050
CONSUMER STAPLES 6.5%		
Beverages 1.6%		
Brown-Forman, Class B	192,706	15,307
Coca-Cola	4,082,946	223,909
Constellation Brands, Class A	178,928	39,194
Molson Coors Beverage, Class B (2)	197,568	8,928
Monster Beverage (1)	391,144	36,173
PepsiCo	1,458,820	216,343
		539,854
Food & Staples Retailing 1.4%		
Costco Wholesale	465,782	175,497
Kroger (2)	816,555	25,934
Sysco	537,668	39,927
Walgreens Boots Alliance	759,784	30,300

Walmart	1,463,446	210,956
		482,614
Food Products 1.0%		
Archer-Daniels-Midland	587,760	29,629
Campbell Soup (2)	213,816	10,338
Conagra Brands	517,415	18,761
General Mills	645,305	37,944
Hershey	155,423	23,676
Hormel Foods (2)	296,361	13,813
JM Smucker	120,405	13,919
Kellogg	269,365	16,763
Kraft Heinz	682,841	23,667
Lamb Weston Holdings	152,971	12,045
McCormick	262,220	25,068
Mondelez International, Class A	1,510,958	88,346
Tyson Foods, Class A	309,019	19,913
		333,882
Household Products 1.6%		
Church & Dwight	261,646	22,823
Clorox (2)	133,107	26,877
Colgate-Palmolive	905,357	77,417
Kimberly-Clark	359,108	48,419
Procter & Gamble	2,617,536	364,204
		539,740
Personal Products 0.2%		
Estee Lauder, Class A	239,125	63,653
		63,653
Tobacco 0.7%		
Altria Group	1,961,805	80,434
Philip Morris International	1,643,961	136,103
		216,537
Total Consumer Staples		2,176,280
ENERGY 2.3%		
Energy Equipment & Services 0.2%		
Baker Hughes	714,611	14,900

Halliburton	936,373	17,698
National Oilwell Varco	416,908	5,724
Schlumberger	1,472,072	32,135
TechnipFMC	456,952	4,295
		74,752
Oil, Gas & Consumable Fuels 2.1%		
Apache	403,318	5,723
Cabot Oil & Gas (2)	415,619	6,766
Chevron	2,032,128	171,613
Concho Resources	207,194	12,090
ConocoPhillips	1,127,369	45,083
Devon Energy	394,616	6,239
Diamondback Energy	164,504	7,962
EOG Resources	616,666	30,753
Exxon Mobil	4,463,490	183,985
Hess	288,483	15,229
HollyFrontier	159,261	4,117
Kinder Morgan	2,056,471	28,112
Marathon Oil	849,130	5,664
Marathon Petroleum	686,849	28,408
Occidental Petroleum	884,723	15,315
ONEOK	470,699	18,065
Phillips 66	461,690	32,291
Pioneer Natural Resources	172,653	19,663
Valero Energy	429,540	24,299
Williams	1,280,723	25,679
		687,056
Total Energy		761,808
FINANCIALS 10.4%		
Banks 3.9%		
Bank of America	8,036,281	243,580
Citigroup	2,197,764	135,514
Citizens Financial Group	450,826	16,122
Comerica	144,954	8,097
Fifth Third Bancorp	749,107	20,653

First Republic Bank	183,658	26,985
Huntington Bancshares	1,073,960	13,564
JPMorgan Chase	3,217,844	408,891
KeyCorp	1,034,312	16,973
M&T Bank	135,862	17,295
People's United Financial	439,810	5,687
PNC Financial Services Group	447,275	66,644
Regions Financial	1,013,927	16,344
SVB Financial Group (1)	54,458	21,120
Truist Financial	1,423,150	68,212
U.S. Bancorp	1,447,181	67,424
Wells Fargo	4,364,497	131,721
Zions Bancorp	171,934	7,469
		1,292,295
Capital Markets 2.7%		
Ameriprise Financial	124,226	24,141
Bank of New York Mellon	862,985	36,625
BlackRock	149,697	108,012
Cboe Global Markets	114,066	10,622
Charles Schwab	1,574,684	83,521
CME Group	378,945	68,987
Franklin Resources	281,813	7,043
Goldman Sachs Group	363,234	95,788
Intercontinental Exchange	592,482	68,307
Invesco	402,666	7,019
MarketAxess Holdings	39,963	22,801
Moody's	170,501	49,486
Morgan Stanley	1,508,771	103,396
MSCI	87,728	39,173
Nasdaq	121,209	16,089
Northern Trust	218,730	20,373
Raymond James Financial	128,660	12,309
S&P Global	253,995	83,496
State Street	372,269	27,094
T. Rowe Price Group (3)	239,731	36,293
		920,575

Consumer Finance 0.5%		
American Express	688,522	83,249
Capital One Financial	482,805	47,725
Discover Financial Services	323,695	29,304
Synchrony Financial	570,229	19,793
		180,071
Diversified Financial Services 1.4%		
Berkshire Hathaway, Class B (1)	2,054,448	476,365
		476,365
Insurance 1.9%		
Aflac	690,322	30,699
Allstate	321,801	35,376
American International Group	911,647	34,515
Aon, Class A	241,385	50,997
Arthur J. Gallagher	202,847	25,094
Assurant	62,243	8,479
Chubb	476,528	73,347
Cincinnati Financial	157,926	13,798
Everest Re Group	42,681	9,991
Globe Life	102,875	9,769
Hartford Financial Services Group	379,574	18,592
Lincoln National	191,813	9,650
Loews	246,674	11,105
Marsh & McLennan	535,415	62,644
MetLife	809,989	38,029
Principal Financial Group	269,725	13,381
Progressive	618,149	61,123
Prudential Financial	418,835	32,698
Travelers	267,388	37,533
Unum Group	208,436	4,781
W.R. Berkley	148,586	9,869
Willis Towers Watson	136,116	28,677
		620,147
Total Financials		3,489,453

HEALTH CARE 13.4%

Biotechnology 1.9%

AbbVie	1,863,712	199,697
Alexion Pharmaceuticals (1)	231,733	36,206
Amgen	614,521	141,291
Biogen (1)	162,455	39,779
Gilead Sciences	1,323,254	77,093
Incyte (1)	197,190	17,151
Regeneron Pharmaceuticals (1)	110,714	53,487
Vertex Pharmaceuticals (1)	274,471	64,868
		629,572

Health Care Equipment & Supplies 3.8%

Abbott Laboratories	1,870,947	204,850
ABIOMED (1)	47,750	15,481
Align Technology (1)	75,709	40,457
Baxter International	539,220	43,267
Becton Dickinson & Company	306,171	76,610
Boston Scientific (1)	1,511,559	54,341
Cooper	51,499	18,711
Danaher	667,381	148,252
DENTSPLY SIRONA	230,691	12,079
DexCom (1)	101,679	37,593
Edwards Lifesciences (1)	657,922	60,022
Hologic (1)	270,210	19,679
IDEXX Laboratories (1)	90,090	45,033
Intuitive Surgical (1)	124,227	101,630
Medtronic	1,420,883	166,442
ResMed	153,339	32,594
STERIS	90,357	17,126
Stryker	345,121	84,569
Teleflex	48,952	20,147
Varian Medical Systems (1)	96,744	16,931
West Pharmaceutical Services	77,763	22,031
Zimmer Biomet Holdings	219,301	33,792
		1,271,637

Health Care Providers & Services 2.6%		
AmerisourceBergen	155,243	15,177
Anthem	262,583	84,313
Cardinal Health	310,818	16,647
Centene (1)	613,817	36,848
Cigna	381,352	79,390
CVS Health	1,381,706	94,371
DaVita (1)	79,022	9,277
HCA Healthcare	278,636	45,825
Henry Schein (1)	150,090	10,035
Humana	139,738	57,330
Laboratory Corp. of America Holdings (1)	102,496	20,863
McKesson	169,608	29,498
Quest Diagnostics	142,715	17,007
UnitedHealth Group	1,001,600	351,241
Universal Health Services, Class B	82,075	11,285
		879,107
Health Care Technology 0.1%		
Cerner	323,245	25,368
		25,368
Life Sciences Tools & Services 1.2%		
Agilent Technologies	323,074	38,281
Bio-Rad Laboratories, Class A (1)	22,744	13,258
Illumina (1)	154,084	57,011
IQVIA Holdings (1)	202,985	36,369
Mettler-Toledo International (1)	25,171	28,687
PerkinElmer	118,583	17,017
Thermo Fisher Scientific	418,347	194,858
Waters (1)	65,731	16,263
		401,744
Pharmaceuticals 3.8%		
Bristol Myers Squibb	2,385,502	147,973
Catalent (1)	172,781	17,981
Eli Lilly	838,156	141,514
Johnson & Johnson	2,779,048	437,366

Merck	2,670,781	218,470
Perrigo	145,811	6,521
Pfizer	5,867,725	215,991
Viatris (1)	1,269,953	23,799
Zoetis	501,666	83,026
		1,292,641
Total Health Care		4,500,069
INDUSTRIALS & BUSINESS SERVICES 8.4%		
Aerospace & Defense 1.6%		
Boeing	560,216	119,920
General Dynamics	245,379	36,517
Howmet Aerospace	411,942	11,757
Huntington Ingalls Industries	43,266	7,376
L3Harris Technologies	221,819	41,928
Lockheed Martin	259,930	92,270
Northrop Grumman	163,683	49,878
Raytheon Technologies	1,603,180	114,643
Teledyne Technologies (1)	38,549	15,111
Textron	241,651	11,679
TransDigm Group (1)	57,594	35,642
		536,721
Air Freight & Logistics 0.7%		
CH Robinson Worldwide	143,480	13,468
Expeditors International of Washington	178,727	16,999
FedEx	255,071	66,222
United Parcel Service, Class B	754,989	127,140
		223,829
Airlines 0.3%		
Alaska Air Group	130,949	6,809
American Airlines Group (2)	606,384	9,563
Delta Air Lines	675,558	27,164
Southwest Airlines	625,218	29,141
United Airlines Holdings (1)	308,919	13,361
		86,038

Building Products 0.4%		
A.O. Smith	144,692	7,932
Allegion	97,123	11,303
Carrier Global	861,857	32,509
Fortune Brands Home & Security	146,595	12,566
Johnson Controls International	765,677	35,673
Masco	276,270	15,176
Trane Technologies	253,498	36,798
		151,957
Commercial Services & Supplies 0.4%		
Cintas	92,895	32,835
Copart (1)	219,354	27,913
Republic Services	221,243	21,306
Rollins	236,355	9,234
Waste Management	410,450	48,404
		139,692
Construction & Engineering 0.1%		
Jacobs Engineering Group	136,810	14,907
Quanta Services	144,695	10,421
		25,328
Electrical Equipment 0.5%		
AMETEK	242,958	29,383
Eaton	420,800	50,555
Emerson Electric	631,323	50,740
Rockwell Automation	122,835	30,808
		161,486
Industrial Conglomerates 1.2%		
3M	608,894	106,428
General Electric	9,247,299	99,871
Honeywell International	740,726	157,552
Roper Technologies	110,737	47,738
		411,589
Machinery 1.7%		
Caterpillar	573,442	104,378
Cummins	156,664	35,578

Deere	330,785	88,998
Dover	152,651	19,272
Flowserve	137,467	5,066
Fortive	355,527	25,178
IDEX	79,886	15,913
Illinois Tool Works	304,064	61,993
Ingersoll Rand (1)	389,905	17,764
Otis Worldwide	430,070	29,051
PACCAR	366,389	31,612
Parker-Hannifin	135,953	37,035
Pentair	175,041	9,293
Snap-on	57,216	9,792
Stanley Black & Decker	169,376	30,244
Wabtec	188,863	13,825
Xylem	189,311	19,270
		554,262
Professional Services 0.3%		
Equifax	128,289	24,739
IHS Markit	394,349	35,425
Nielsen Holdings	381,131	7,954
Robert Half International	117,691	7,353
Verisk Analytics	172,124	35,731
		111,202
Road & Rail 1.0%		
CSX	807,314	73,264
JB Hunt Transport Services	88,117	12,041
Kansas City Southern	98,310	20,068
Norfolk Southern	268,142	63,713
Old Dominion Freight Line	101,091	19,731
Union Pacific	711,329	148,113
		336,930
Trading Companies & Distributors 0.2%		
Fastenal	606,716	29,626
United Rentals (1)	76,439	17,727

W. W. Grainger	47,767	19,505
		66,858
Total Industrials & Business Services		2,805,892
INFORMATION TECHNOLOGY 27.5%		
Communications Equipment 0.8%		
Arista Networks (1)	57,479	16,702
Cisco Systems	4,460,616	199,612
F5 Networks (1)	65,043	11,444
Juniper Networks	352,318	7,931
Motorola Solutions	179,078	30,454
		266,143
Electronic Equipment, Instruments & Components 0.6%		
Amphenol, Class A	315,847	41,303
CDW	150,300	19,808
Corning	807,092	29,055
FLIR Systems	140,090	6,140
IPG Photonics (1)	38,129	8,533
Keysight Technologies (1)	195,420	25,813
TE Connectivity	349,103	42,266
Vontier (1)	143,951	4,808
Zebra Technologies, Class A (1)	56,026	21,533
		199,259
IT Services 5.5%		
Accenture, Class A	668,864	174,714
Akamai Technologies (1)(2)	172,449	18,105
Automatic Data Processing	452,722	79,770
Broadridge Financial Solutions	121,282	18,580
Cognizant Technology Solutions, Class A	564,438	46,256
DXC Technology	271,837	7,000
Fidelity National Information Services	654,990	92,655
Fiserv (1)	606,969	69,110
FleetCor Technologies (1)	87,954	23,996
Gartner (1)	94,287	15,104
Global Payments	315,945	68,061
International Business Machines	940,631	118,407

Jack Henry & Associates	80,538	13,046
Leidos Holdings	141,251	14,848
Mastercard, Class A	928,694	331,488
Paychex	338,433	31,535
PayPal Holdings (1)	1,236,866	289,674
VeriSign (1)	105,749	22,884
Visa, Class A	1,790,029	391,533
Western Union	439,229	9,637
		1,836,403
Semiconductors & Semiconductor Equipment 5.1%		
Advanced Micro Devices (1)	1,269,637	116,438
Analog Devices	390,067	57,625
Applied Materials	964,799	83,262
Broadcom	426,968	186,948
Intel	4,326,068	215,525
KLA	163,081	42,223
Lam Research	151,996	71,783
Maxim Integrated Products	281,674	24,970
Microchip Technology	274,848	37,959
Micron Technology (1)	1,175,179	88,350
NVIDIA	653,465	341,239
Qorvo (1)	119,820	19,923
QUALCOMM	1,193,917	181,881
Skyworks Solutions	175,252	26,793
Teradyne	174,626	20,936
Texas Instruments	968,993	159,041
Xilinx	258,782	36,688
		1,711,584
Software 8.5%		
Adobe (1)	506,428	253,275
ANSYS (1)	90,824	33,042
Autodesk (1)	232,132	70,879
Cadence Design Systems (1)	294,475	40,175
Citrix Systems	130,388	16,963
Fortinet (1)	141,660	21,041
Intuit	277,365	105,357

Microsoft	7,981,181	1,775,174
NortonLifeLock	619,384	12,871
Oracle	2,002,396	129,535
Paycom Software (1)	51,643	23,356
salesforce.com (1)	965,945	214,952
ServiceNow (1)	205,907	113,337
Synopsys (1)	161,104	41,765
Tyler Technologies (1)	42,759	18,665
		2,870,387
Technology Hardware, Storage & Peripherals 7.0%		
Apple	16,870,910	2,238,601
Hewlett Packard Enterprise	1,346,715	15,959
HP	1,453,659	35,745
NetApp	235,797	15,619
Seagate Technology	235,932	14,665
Western Digital	321,176	17,790
Xerox Holdings	178,081	4,130
		2,342,509
Total Information Technology		9,226,285
MATERIALS 2.6%		
Chemicals 1.8%		
Air Products & Chemicals	233,284	63,738
Albemarle	112,394	16,580
Celanese	123,364	16,030
CF Industries Holdings	224,313	8,683
Corteva	787,690	30,499
Dow	782,992	43,456
DuPont de Nemours	774,732	55,091
Eastman Chemical	143,029	14,343
Ecolab	262,204	56,730
FMC	136,953	15,740
International Flavors & Fragrances (2)	112,927	12,291
Linde	554,012	145,988
LyondellBasell Industries, Class A	271,041	24,844
Mosaic	361,047	8,308

PPG Industries	250,062	36,064
Sherwin-Williams	86,269	63,400
		611,785
Construction Materials 0.1%		
Martin Marietta Materials	65,913	18,718
Vulcan Materials	140,328	20,812
		39,530
Containers & Packaging 0.4%		
Amcor	1,646,947	19,385
Avery Dennison	88,052	13,658
Ball	345,856	32,227
International Paper	413,264	20,547
Packaging Corp. of America	100,119	13,807
Sealed Air	162,274	7,430
Westrock	274,997	11,971
		119,025
Metals & Mining 0.3%		
Freeport-McMoRan	1,533,711	39,907
Newmont	848,024	50,788
Nucor	319,833	17,012
		107,707
Total Materials		878,047
REAL ESTATE 2.4%		
Equity Real Estate Investment Trusts 2.3%		
Alexandria Real Estate Equities, REIT	128,074	22,825
American Tower, REIT	468,958	105,262
AvalonBay Communities, REIT	147,107	23,600
Boston Properties, REIT (2)	149,498	14,132
Crown Castle International, REIT	455,305	72,480
Digital Realty Trust, REIT	293,977	41,013
Duke Realty, REIT	392,667	15,695
Equinix, REIT	94,103	67,206
Equity Residential, REIT	362,766	21,505
Essex Property Trust, REIT	68,821	16,339
Extra Space Storage, REIT	136,439	15,808

Federal Realty Investment Trust, REIT (2)	73,541	6,260
Healthpeak Properties, REIT	570,268	17,239
Host Hotels & Resorts, REIT	744,554	10,893
Iron Mountain, REIT (2)	306,623	9,039
Kimco Realty, REIT	450,599	6,764
Mid-America Apartment Communities, REIT	120,709	15,293
Prologis, REIT	780,328	77,768
Public Storage, REIT	160,540	37,074
Realty Income, REIT	369,886	22,996
Regency Centers, REIT	168,617	7,687
SBA Communications, REIT	117,504	33,151
Simon Property Group, REIT (2)	346,420	29,543
SL Green Realty, REIT (2)	77,570	4,622
UDR, REIT	310,881	11,947
Ventas, REIT	396,716	19,455
Vornado Realty Trust, REIT	166,131	6,203
Welltower, REIT	440,547	28,468
Weyerhaeuser, REIT	787,626	26,409
		786,676
Real Estate Management & Development 0.1%		
CBRE Group, Class A (1)	353,151	22,149
		22,149
Total Real Estate		808,825
UTILITIES 2.8%		
Electric Utilities 1.8%		
Alliant Energy	263,682	13,588
American Electric Power	524,007	43,634
Duke Energy	776,862	71,129
Edison International	399,155	25,075
Entergy	210,532	21,019
Evergy	239,409	13,290
Eversource Energy	362,415	31,353
Exelon	1,029,883	43,482
FirstEnergy	574,709	17,592
NextEra Energy	2,068,055	159,550

SHORT-TERM INVESTMENTS 0.2%		
MONEY MARKET FUNDS 0.2%		
T. Rowe Price Government Reserve Fund, 0.08% (3)(4)	66,966,784	66,967
		66,967
U.S. TREASURY OBLIGATIONS 0.0%		
U.S. Treasury Bills, 0.10%, 3/25/21 (5)	9,479,000	9,477
		9,477
Total Short-Term Investments (Cost $76,444)		**76,444**
SECURITIES LENDING COLLATERAL 0.2%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 0.2%		
Short-Term Funds 0.2%		
T. Rowe Price Short-Term Fund, 0.14% (3)(4)	6,499,002	64,990
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		64,990
Total Securities Lending Collateral (Cost $64,990)		**64,990**
Total Investments in Securities		
100.1% of Net Assets (Cost $12,515,276)		**$ 33,561,691**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 4. All or a portion of this security is on loan at December 31, 2020.
(3) Affiliated Companies
(4) Seven-day yield
(5) At December 31, 2020, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

December 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Index Trust, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund) is an open-end management investment company established by the corporation and intends to be diversified in approximately the same proportion as the index it tracks is diversified. The fund may become nondiversified for periods of time solely as a result of changes in the composition of the index (for example, changes in the relative market capitalization or index weighting of one or more securities in the index). The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks. The fund has three classes of shares: the Equity Index 500 Fund (Investor Class), the Equity Index 500 Fund–I Class (I Class), and the Equity Index 500 Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees Prior to April 1, 2019, a 0.5% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2020, the fund held equity futures with cumulative unrealized gain of $2,731,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2020, the fund recognized $17,719,000 of realized gain on Futures and a $2,758,000 change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of December 31, 2020, securities valued at $7,226,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2020, the value of loaned securities was $63,392,000; the value of cash collateral and related investments was $64,990,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,167,645,000 and $7,264,186,000, respectively, for the year ended December 31, 2020.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2020, the following reclassification was recorded:

Distributions during the years ended December 31, 2020 and December 31, 2019, were characterized for tax purposes as follows:

At December 31, 2020, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.06% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. Prior to April 30, 2020, the I Class was subject to an operating expense limitation to the extent such operating expenses, on an annualized basis, exceeded 0.05% of average daily net assets. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $179,000 remain subject to repayment by the fund at December 31, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2020, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $3,044,000 for T. Rowe Price Services, Inc.; and $1,726,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2020, the fund was charged $4,034,000 for shareholder servicing costs related to the college savings plans, of which $3,336,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2020, approximately 75% of the outstanding shares of the I Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. This special servicing agreement between the fund and the Retirement Funds terminated on April 7, 2020. Expenses allocated under this special servicing agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2020, the fund was allocated $5,543,000 of Retirement Funds’ expenses. Of these amounts, $1,958,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreement disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2020, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $183,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Index Trust, Inc. and
Shareholders of T. Rowe Price Equity Index 500 Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Equity Index 500 Fund (one of the funds constituting T. Rowe Price Index Trust, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included

■	$196,159,000 from short-term capital gains.
■	$1,027,834,000 from long-term capital gains, subject to long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $583,092,000 of the fund’s income represents qualified dividend income subject to long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $514,415,000 of the fund’s income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $21,395,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [190]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Index Trust	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alexa M. Gagliardi (1988) President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Neil Smith (1972) Vice President	Vice President, Price Hong Kong, Price Japan, Price Singapore, T. Rowe Price Group, Inc., and T. Rowe Price International

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Michael T. Wehn (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,781,000 and $3,227,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2021